As filed with the Securities and Exchange Commission on June 6, 2002.
                                                        Registration No. 333-
===============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549
                               -----------------

                                 FORM S-8/POS
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                               -----------------

                            KERR-McGEE CORPORATION
            (Exact name of Registrant as Specified in its Charter)

                                 Kerr-McGee Center
     Delaware              Oklahoma City, Oklahoma 73125          73-1612389
(State of Incorporation)   (Address of principal executive     (I.R.S. Employer
                            offices, including Zip Code)     Identification No.)

                            KERR-McGEE CORPORATION
                         2002 LONG TERM INCENTIVE PLAN
                           (Full Title of the Plan)

                              Gregory F. Pilcher
                            Kerr-McGee Corporation
                               Kerr-McGee Center
                         Oklahoma City, Oklahoma 73125
                   (name and address of agent for service)

                                (405) 270-1313
         (Telephone number, including area code, of agent for service)


                        CALCULATION OF REGISTRATION FEE


---------------------------------------------------------------------------------------------------------------------
                                                       Proposed                 Proposed
                                 Amount                maximum                  maximum                Amount of
Title of                         to be                 offering                 aggregate              Registration
Securities                       registered            price per Share(1)       offering price(1)      fee(2)(3)
to be registered
----------------------------------------------------------------------------------------------------------------------
Common Stock,
$1.00 Par Value Per Share        7,000,000             $57.28                   $400,960,000           $36,888.32
----------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(h) based upon the average high and low prices of the Common Stock as reported on the New York Stock Exchange on May 30, 2002.

(2) Calculated pursuant to Section 6(b) of the Securities Act of 1933, as amended, as follows: Proposed maximum aggregate offering price multiplied by 0.000092.

(3)        The fee has already been paid.

======================================================================================================================

This Post-Effective Amendment to the Registration Statement on Form S-8 (333-89558) is being filed to correct the date on which the average of the high and low price was used to determined the applicable filing fee and to make corrections to the Registration Statement facing page, Part II, items 5 and 8, the signature page, the exhibit index and the powers of attorney. All previous incorporation by reference and Exhibits as filed as part of the original Form S-8 on May 31, 2002, are hereby incorporated by reference to this amended filing.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



Item 5. Interests of Named Experts and Counsel.

Gregory F. Pilcher, Senior Vice President, General Counsel and Secretary to the Registrant, is issuing the Opinion of Counsel relating to this Registration Statement and owns shares in the Company.

Item 8. Exhibits.

            The following exhibits are filed herewith and are incorporated by reference as part of this Registration Statement:

                    EXHIBIT                        DESCRIPTION

                      4.1 Form of Amended and Restated Certificate of Incorporation of the Registrant (incorporated herein by reference to
                                    Exhibit 4.1 to the Registration Statement on Form S-4 filed on June 28, 2001).

                      4.2 Form of Amended and Restated ByLaws of the Registrant (incorporated herein by reference to Exhibit 4.2 to the Registration Statement on Form S-4 filed on June 28, 2001).

                      4.3 Rights Agreement, dated as of July 26, 2001, by and between the Registrant and UMB Bank, N.A. (incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form 8-A filed on July 27,
                                    2001).

                      4.4 First Amendment to Rights Agreement, dated as of July 30, 2001, by and between the Registrant and UMB Bank, N.A.
                                    (incorporated herein by reference to
                                    Exhibit 4.1 to the Registrant's Registration
                                    Statement on Form 8-A/A filed on August
                                    1, 2001).

                      4.5 The Kerr McGee Corporation 2002 Long Term Incentive Plan (incorporated herein by reference to Exhibit B to Form DEF 14A filed on March 25, 2002).

                      5.1 Opinion of Gregory F. Pilcher, Senior Vice President, General Counsel and Secretary of the Registrant, as to the legality of the Common Stock being registered.

                      23.1 Consent of Arthur Andersen LLP relating to Kerr-McGee Corporation financial statements.

                      23.2 Consent of Gregory F. Pilcher, Senior Vice President, General Counsel and Secretary (Contained in Exhibit 5.1).

                      24.1 Power of Attorney of Luke R. Corbett, Chairman of the Board, Chief Executive Officer and Director.

                      24.2 Power of Attorney of Robert M. Wohleber, Senior Vice President, Treasurer and Chief Financial Officer.

                      24.3 Power of Attorney of Gregory F. Pilcher, Senior Vice President, General Counsel and Secretary.

                      24.4 Power of Attorney of John M. Rauh, Vice President, Controller and Chief Accounting Officer.

                      24.5         Power of Attorney of William E. Bradford,
                                   Director.

                      24.6         Power of Attorney of Sylvia A. Earle,
                                   Director.

                      24.7 Power of Attorney of David C. Genever-Watling, Director.

                      24.8         Power of Attorney of Martin C. Jischke,
                                   Director.

                      24.9         Power of Attorney of William C. Morris,
                                   Director.

                      24.10        Power of Attorney of Leroy C. Richie,
                                   Director.

                      24.11        Power of Attorney of Matthew R. Simmons,
                                   Director.

                      24.12        Power of Attorney of Nicholas J. Sutton,
                                   Director.

                      24.13        Power of Attorney of Farah M. Walters,
                                   Director.

                      24.14        Power of Attorney of Ian L. White-Thompson,
                                   Director.

                                  SIGNATURES

          The Registrant. Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on the 6th day of June, 2002.

                                           KERR-McGEE CORPORATION


                                           By:  /s/ Gregory F. Pilcher
                                                -------------------------------
                                                Name:    Gregory F. Pilcher
                                                Title:   Senior Vice President,
                                                General Counsel and Secretary

          Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement on Form S-8 has been signed below by the following persons in the capacities and on the date indicated.



      Signature                                              Title                                     Date
      ---------                                              -----                                     ----


               *                                 Chairman of the Board, Chief Executive           June 6, 2002
----------------------------------------         Officer and Director
         Luke R. Corbett



               *                                 Senior Vice President, Treasurer and Chief       June 6, 2002
----------------------------------------         Financial Officer
         Robert M. Wohleber


/s/      Gregory F. Pilcher                      Senior Vice President, General Counsel and       June 6, 2002
----------------------------------------         Secretary
         Gregory F. Pilcher


                *                                Vice President, Controller and Chief             June 6, 2002
----------------------------------------         Accounting Officer
         John M. Rauh


                *                                Director                                         June 6, 2002
----------------------------------------
         William E. Bradford


                *                                Director                                         June 6, 2002
----------------------------------------
         Sylvia A. Earle


                *                                Director                                         June 6, 2002
----------------------------------------
         David C. Genever-Watling



                *                               Director                                          June 6, 2002
----------------------------------------
         Martin C. Jischke


                *                                Director                                         June 6, 2002
----------------------------------------
          William C. Morris



                *                                Director                                         June 6, 2002
----------------------------------------
         Leroy C. Richie



                                      3



                *
----------------------------------------         Director                                         June 6, 2002
         Matthew R. Simmons



                *
----------------------------------------         Director                                         June 6, 2002
          Nicholas J. Sutton


                *
----------------------------------------         Director                                         June 6, 2002
          Farah M. Walters


                *
----------------------------------------         Director                                         June 6, 2002
          Ian L. White-Thomson



  By: /s/  Gregory F. Pilcher
----------------------------------------                                                          June 6, 2002
          *Gregory F. Pilcher
           as Attorney-in-Fact


                                 EXHIBIT INDEX
                                 -------------



                    EXHIBIT                         DESCRIPTION

                      4.1 Form of Amended and Restated Certificate of Incorporation of the Registrant (incorporated herein by reference to
                                    Exhibit 4.1 to the Registration Statement on Form S-4 filed on June 28, 2001).

                      4.2 Form of Amended and Restated ByLaws of the Registrant (incorporated herein by reference to Exhibit 4.2 to the Registration Statement on Form S-4 filed on June 28, 2001).

                      4.3 Rights Agreement, dated as of July 26, 2001, by and between the Registrant and UMB Bank, N.A. (incorporated herein by reference to Exhibit 4.1 to the Registrant's
                                    Registration Statement on Form 8-A filed on July 27, 2001).

                      4.4 First Amendment to Rights Agreement, dated as of July 30, 2001, by and between the Registrant and UMB Bank, N.A. (incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on
                                    Form 8-A/A filed on August 1, 2001).

                      4.5 The Kerr McGee Corporation 2002 Long Term Incentive Plan (incorporated herein by reference to Exhibit B to Form DEF 14A filed on March 25, 2002).

                      5.1 Opinion of Gregory F. Pilcher, Senior Vice President, General Counsel and Secretary of the Registrant, as to the legality of the Common Stock being registered.

                      23.1 Consent of Arthur Andersen LLP relating to Kerr-McGee Corporation financial statements.

                      23.2 Consent of Gregory F. Pilcher, Senior Vice President, General Counsel and Secretary (Contained in Exhibit 5.1).

                      24.1 Power of Attorney of Luke R. Corbett, Chairman of the Board, Chief Executive Officer and Director.

                      24.2 Power of Attorney of Robert M. Wohleber, Senior Vice President, Treasurer and Chief Financial Officer.

                      24.3 Power of Attorney of Gregory F. Pilcher, Senior Vice President, General Counsel and Secretary.

                      24.4 Power of Attorney of John M. Rauh, Vice President, Controller and Chief Accounting Officer.

                      24.5          Power of Attorney of William E. Bradford,
                                    Director.

                      24.6          Power of Attorney of Sylvia A. Earle,
                                    Director.

                      24.7 Power of Attorney of David C. Genever-Watling, Director.

                      24.8          Power of Attorney of Martin C. Jischke,
                                    Director.

                      24.9          Power of Attorney of William C. Morris,
                                    Director.

                      24.10         Power of Attorney of Leroy C. Richie,
                                    Director.

                      24.11         Power of Attorney of Matthew R. Simmons,
                                    Director.

                      24.12         Power of Attorney of Nicholas J. Sutton,
                                    Director.

                      24.13         Power of Attorney of Farah M. Walters,
                                    Director.

                      24.14         Power of Attorney of Ian L. White-Thompson,
                                    Director.